SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 4, 2002
                                                         ----------------

                         LUCAS EDUCATIONAL SYSTEMS, INC.
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               (Exact name of Registrant as Specified in Charter)


               Delaware                0-24374                    62-1690722
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(State of Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)



                 Flat K, 12/F., International Industrial Centre,
                 2-8 Kwei Tei St. Fo Tan Shatin N.T. , Hong Kong
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code 0755 83365354-267
                                                  ------------------------------

Item 4.  Changes in Registrant's Certifying Accountant

         Effective November 30, 2002, Lucas Educational Systems, Inc. (the "Company"), dismissed Parks, Tschopp, Whitcomb & Orr ("PTWO"), as the Company's independent accountants. The dismissal of PTWO was approved by the Company's Board of Directors.

         PTWO were the independent accountants for the Company for the period from July 1, 2002 to November 30, 2002. During their engagement, PTWO did not perfom an audit of the Company's financial statements and as such there were no audit reports issued for this period.

         During the period from July 1, 2002 to November 30, 2002, there were no disagreements with PTWO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PTWO, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from July 1 to November 30, 2002.

         The Company has provided PTWO with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of PTWO's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements. None

(b)      Pro Forma Financial Statements. None

(c)      Exhbits

         Exhibit No.         Description

         16.1                Parks, Tschopp, Whitcomb & Orr

Item 8. Change in Fiscal Year

On November 26, 2002 the Board of Directors of Lucas Educational Systems, Inc. ("the Registrant") elected to change its fiscal year end from March 31 to December 31. A report on Form 10-KSB covering the transition period from April 1, 2002 through December 31, 2002 will be filed in accordance with the regulations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LUCAS EDUCATIONAL SYSTEMS, INC.

Date:    December 4, 2002                       By /s/ Guangwei Liang
                                                  ------------------------------
                                                  Name: Guangwei Liang
                                                  Title: Chief Executive Officer